THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT, OR APPLICABLE STATE SECURITIES LAWS.

WHERIFY WIRELESS, INC.

WARRANT TO PURCHASE

3,000,000 SHARES

OF COMMON STOCK

(Void after February 22, 2012)

No: BW-2

This certifies that for value, Laidlaw & Company (UK) Ltd., or its registered assigns (the “Holder”), is entitled, subject to the terms set forth below, at any time from and after February 22, 2007 (the “Original Issuance Date”) and before 5:00 p.m., Eastern Time, on February 22, 2012 (the “Expiration Date”), to purchase from WHERIFY WIRELESS, INC., a Delaware corporation (the “Company”), three million (3,000,000) shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), upon surrender hereof, at the principal office of the Company referred to below, with a duly executed subscription form in the form attached hereto as Exhibit A and simultaneous payment therefor in lawful, immediately available money of the United States or otherwise as hereinafter provided, at an initial exercise price per share of $0.10 (the “Purchase Price”). The Purchase Price is subject to further adjustment as provided in Section 5 below. The term “Common Stock” shall include, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant. The term “Warrant,” as used herein, shall mean this Warrant and any other Warrants delivered in substitution or exchange therefor as provided herein.

This Warrant was issued in connection with the Company’s private placement offering (the “Offering”) of its 10% $1,200,000 aggregate principal amount senior convertible promissory note (the “Note”), pursuant to the terms and conditions of the Securities Purchase and Option Agreement, dated February 22, 2007, by and between the Company and GPS Associates, LLC (the “SPA”).

1.  Exercise. This Warrant may be exercised at any time or from time to time from and after the Original Issuance Date and before the Expiration Date, on any business day, for the full number of shares of Common Stock called for hereby, by surrendering it at the principal office of the Company, at 901 Mariners Island Blvd., Suite 300, San Mateo, CA 94404, with the subscription form duly executed, together with payment in an amount equal to (a) the number of shares of Common Stock called for on the face of this Warrant, multiplied (b) by the Purchase Price. Payment of the Purchase Price may be made at Holder’s choosing either: (1) by payment in immediately available funds; or (2) in lieu of any cash payment, in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares to which the Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Purchase Price and the denominator of which is the Fair Market Value (as defined below). This warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, except that the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon a partial exercise of this Warrant in accordance with the terms hereof, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to Holder without any charge therefor. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. Within two (2) business days after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the then Fair Market Value on the date of exercise of one full share of Common Stock.

2.  “Fair Market Value” shall mean, as of any date: (i) if shares of the Common Stock are listed on a national securities exchange, the average of the closing prices as reported for composite transactions during the ten (10) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day; (ii) if shares of the Common Stock are not so listed but are traded on the NASDAQ National Market (“NNM”), the average of the closing prices as reported on the NNM during the ten (10) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NNM; or if applicable, the Nasdaq Capital Market (“NCM”), (iii) if not then included for quotation on the NNM or the NCM, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Bulletin Board of the National Quotation Bureau, as the case may be; or (iv) if the shares of the Common Stock are not then publicly traded, the fair market price of the Common Stock as determined in good faith by the independent members of the Board of Directors of the Company and the Holders of all Warrants.

3.  Shares Fully Paid; Payment of Taxes. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges (other than income taxes to the holder) that may be imposed in respect of the issue or delivery thereof.

4.  Transfer and Exchange

(a)     Neither this Warrant nor the Common Stock to be issued upon exercise hereof (the “Warrant Shares”) have been registered under the Act or any state securities laws (“Blue Sky Laws”). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without: (i) an effective registration statement for such Warrant under the Act and such applicable Blue Sky Laws; or (ii) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Act or under any applicable Blue Sky Laws.

(b)     Upon compliance with applicable federal and state securities laws as set forth in Section 4(a), above, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its Principal Office by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with a completed and executed assignment form in the form attached hereto as Exhibit B, and payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to the assignee a new Warrant with respect to the shares of Common Stock for which it is exercisable that have been transferred, and will deliver to the Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. A Warrant may be transferred only by the procedure set forth herein. No transfer shall be effective until such transfer is recorded on the books of the Company, provided that such transfer is recorded promptly by the Company, and until such transfer on such books, the Company shall treat the registered Holder hereof as the owner of the Warrant for all purposes.

(c)  This Warrant is exchangeable at the Principal Office for two or more new Warrants, each in the form of this Warrant, to purchase the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares as the Holder shall designate at the time of such exchange, but which shall not exceed the total number of shares for which this Warrant may be from time to time exercisable.

(d)  Transfer of the Warrant Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant, and the certificates representing such Warrant Shares shall bear substantially the following legend, until such Warrant Shares have been registered under the Act or may be removed as otherwise permitted under the Act:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.”

(e)  The Holder and the Company agree to execute such other documents and instruments as counsel to the Company deems necessary to effect the compliance of the issuance of this Warrant and any Warrant Shares issued upon exercise hereof with applicable federal and state securities laws, including compliance with applicable exemptions from the registration requirements of such laws.

5.  Adjustment Of Purchase Price And Number Of Warrant Shares Issuable.

(a)  For purposes of this Section 5, “Convertible Security” means any stock or securities, directly or indirectly, convertible into or exchangeable for Common Equity (as hereinafter defined) , including without limitation any exchangeable debt securities; “Option” shall mean any rights or options to subscribe for or purchase Common Equity or Convertible Securities.

(b)  If and whenever the Company issues or sells or, in accordance with Section 5(c), is deemed to have issued or sold, any share of Common Equity without consideration or for a net consideration per share less than $0.10 (as adjusted for stock splits, dividends, recapitalizations, reclassifications and other similar events), then immediately upon such issuance or sale, the Purchase Price shall be adjusted to a price equal to the following: the applicable Exercise Price in effect immediately prior to the Dilutive Issuance (the “Old Exercise Price”) multiplied by the quotient obtained by dividing: (i) an amount equal to the sum of (x) the Fully Diluted Equity, plus (y) the number of shares of Common Equity which the consideration received by the Company upon the Dilutive Issuance would purchase at such Old Exercise Price, by (ii) the Fully Diluted Equity after the Dilutive Issuance.

Notwithstanding the foregoing, there shall be no adjustment to the Purchase Price with respect to:

(i)	Common Stock issued or issuable upon conversion of the Note and/or this Warrant;

(ii)	Common Stock issued or issuable upon conversion and/or exercise of any securities outstanding on the Original Issuance Date;

(iii)
Common Stock or securities convertible into Common Stock issuable upon the conversion or exercise of securities issuable to Laidlaw & Company (UK) Ltd. in connection with the sale of Notes and the Warrants to investors;

(iv)
Common Stock issuable pursuant to stock option plans which have been approved by the Corporation’s directors and shareholders, but only to the extent that the aggregate number of shares of Common Stock and securities providing for the right to acquire Common Stock, issued under all of such plans to all officers, directors and employees, does not, in any twelve (12) month period, exceed, in the aggregate, ten percent (10%) of the total number of shares of Common Stock issued and outstanding at the beginning of such twelve (12) month period; and

(v)
Common Stock or options, warrants or other rights to acquire or securities convertible into or exchangeable for shares of Common Stock, which are issued to any non-affiliated third party in connection with (A) the acquisition of all of the issued and outstanding equity interests of an unaffiliated corporation or other entity; (B) the merger of any such entity described in clause (A) immediately preceding into the Corporation, where the Corporation is the surviving entity; or (C) the acquisition by the Corporation of all or substantially all of the assets of any such entity described in clause (A) hereof; provided, however, that in any such case the transaction has been approved by the Corporation’s independent and disinterested directors.

For purposes of this Section 5, “Common Equity” means all shares now or hereafter authorized of any class of common stock of the Company (including the Common Stock) and any other stock of the Company, however designated, authorized on or after the date hereof, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount, and “Fully Diluted Equity” means, with respect to the Company at any given time, (A) the number of shares of Common Equity actually outstanding at such time, plus (B) the maximum number of shares of Common Equity that are issuable upon the exercise, exchange or conversion of any unexpired right or unexpired option (including the Warrants) to subscribe for, to purchase or to receive Common Equity or other securities convertible into or exchangeable for Common Equity, including without limitation any exchangeable debt securities, regardless of whether any of the foregoing are actually exercisable at such time; provided, however, the number of shares of Common Equity outstanding at any given time shall not include shares, directly or indirectly, owned or held by or for the account of the Company.

(c)  For purposes of determining the adjusted Purchase Price under Section 5(b) above, the following shall be applicable:

(1)  CONSIDERATION. If any Common Equity, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be (i) in the case of any public offering of such securities for cash, the gross proceeds of such offering (without deduction for any underwriters discount) and (ii) in the case of any other issuance, sale or deemed issuance or sale for cash, the gross amount received by the Company therefor. In case any Common Equity, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair market value of such consideration. In case any Common Equity, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Equity, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash shall be determined by the Company in good faith.

(2)  OPTIONS AND CONVERTIBLE SECURITIES. In the case of the granting or sale of any Option or Convertible Security (whether or not at the time convertible, exercisable or exchangeable):

(A)  the aggregate maximum number of shares of Common Equity deliverable, directly or indirectly, upon exercise of any Option shall be deemed to have been issued at the time such Option was granted and for a consideration equal to the consideration (determined in the manner provided in subsection (1) above), if any, received by the Company upon the issuance of such Option plus the minimum purchase price provided in such Option for the Common Equity covered thereby;

(B)  the aggregate maximum number of shares of Common Equity deliverable upon conversion of or in exchange for any such Convertible Security, or upon the exercise of any Option to purchase or acquire any Convertible Security and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such Convertible Security was issued or such Option was issued and for a consideration equal to the consideration, if any, received by the Company for any such Convertible Security and any related Option (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in subsection (1) above), if any, to be received by the Company upon the conversion or exchange of such Convertible Security, or upon the exercise of any related Option to purchase or acquire any Convertible Security and the subsequent conversion or exchange thereof;

(C)  on any change in the number of shares of Common Equity deliverable, directly or indirectly, upon conversion, exercise or exchange of any such Option or Convertible Security or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price as then in effect shall forthwith be readjusted to such Purchase Price as would have been obtained had an adjustment been made upon the issuance of such Option or Convertible Security upon the basis of such change; and

(D)  if the Purchase Price shall have been adjusted upon the issuance of any such Option or Convertible Security, no further adjustment of the Purchase Price shall be made for the actual issuance of Common Equity upon any exercise, conversion, or exchange thereof; provided, however, that none of the events set forth in Section 5(c)(2)(A) through 5(c)(2)(D), inclusive, shall result in any increase in the Purchase Price.

(3)  INTEGRATED TRANSACTION. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued without consideration.

(4)  TREASURY SHARES. The number of shares of Common Equity outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held shall be considered an issuance or sale of Common Equity.

(5)  RECORD DATE. If the Company takes a record of the holders of Common Equity for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Equity, Options or in Convertible Securities or (B) to subscribe for or purchase Common Equity, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Equity deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(d)  If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Equity into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of the Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

(e)  Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, in each case which is effected in such a way that the holders of Common Equity are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Equity is referred to herein as a “Corporate Change.” Prior to the consummation of any Corporate Change, the Company shall make appropriate provision (in form and substance satisfactory to the Warrant Holder) to insure that the Warrant Holder shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the Warrant Shares acquirable and receivable upon the exercise of such holder’s Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares acquirable and receivable upon exercise of such holder’s Warrant had such Corporate Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Warrant Holder) with respect to such holder’s rights and interests to insure that the provisions of this Agreement shall thereafter be applicable to the Warrants (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, any adjustment of the Purchase Price based on Section 5 hereof). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the Warrant Holder), the obligation to deliver to the Warrant Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

(f)  If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board shall make an appropriate adjustment in the Purchase Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the Warrant Holder; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 5.

(g)  If the Company declares or pays a dividend upon the Common Equity payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a “Liquidating Dividend”), then the Company shall pay to the Warrant Holder at the time of payment thereof the Liquidating Dividend which would have been paid to such Warrant Holder on the Common Stock had the Warrants been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Equity entitled to such dividends are to be determined.

(h)  Notices of Record Date. In case:

A.  the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

B.  of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

C.  of any voluntary dissolution, liquidation or winding-up of the Company then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be or has been taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is expected to take place (the “Payment Date”), and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, such notice shall be mailed at least ten (10) days prior to the Payment Date therein specified.

6.  Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity and bond satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

7.  Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant. All of the shares of Commons Stock issuable upon the proper exercise of the rights represented by this Warrant will, upon issuance and receipt of the Purchase Price therefor, be fully paid and nonassessable, and free from all contractual preemptive rights, rights of first refusal or first offer, taxes, liens and charges of whatever nature, with respect to the issuance thereof. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient for such purposes, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose and the obligation to issue such shares shall be suspended until such action has been taken.

8.  Registration Rights. The Holder of this Warrant is entitled to have the Warrant Shares registered for resale under the Securities Act of 1933, as amended (the “Act”), pursuant to and in accordance with the Registration Rights Agreement among the Company, the Holder and the other investors who were issued Warrants in connection with the Offering.

9.  No Rights as Stockholder Conferred by Warrants. The Warrant shall not entitle the Holder hereof to any of the rights, either at law or in equity, of a stockholder of the Company. The Holder shall, upon the exercise thereof, not be entitled to any dividend that may have accrued or which may previously have been paid with respect to shares of stock issuable upon the exercise of the Warrant, except as may otherwise be provided in Section 5 hereof.

10.  Endorsement of Warrants. The Warrant when presented or surrendered for exchange, transfer or registration shall be accompanied (if so required by the Company) by an assignment in the form attached hereto as Exhibit B or such other written instrument of transfer, in form satisfactory to the Company, duly executed by the registered Holder or by his duly authorized attorney.

11.  Agreement of Warrant Holders. The Holder, and to the extent that portions of this Warrant are assigned and there is more than one Holder of warrants exercisable for the Warrant Shares, every holder of a Warrant, by accepting the same, consents and agrees with the Company and with all other Warrant holders that: (a) the Warrants are transferable only as permitted by Section 4 above; (b) the Warrants are transferable only on the registry books of the Company as herein provided; and (c) the Company may deem and treat the person in whose name the Warrant certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

12.  Payment of Taxes. The Company will pay all stamp, transfer and other similar taxes payable in connection with the original issuance of this Warrant and the shares of Common Stock issuable upon exercise thereof, provided, however, that the Company shall not be required to (i) pay any such tax which may be payable in respect of any transfer involving the transfer and delivery of this Warrant or the issuance or delivery of certificates for shares of Common Stock issuable upon exercise thereof in a name other than that of the registered Holder of this Warrant or (ii) issue or deliver any certificate for shares of Common Stock upon the exercise of this Warrant until any such tax required to be paid under clause (i) shall have been paid, all such tax being payable by the holder of this Warrant at the time of surrender.

13.  Fractional Interest. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If more than one Warrant shall be presented for exercise at the same time by the Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 13, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the Purchase Price per share multiplied by such fraction computed to the nearest whole cent. The Holder by his acceptance of this Warrant expressly waives any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

14.  Entire Agreement. This Warrant constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein.

15.  Successors and Assigns. All covenants and provisions of this Warrant by or for the benefit of the Company or the Holder of this Warrant shall bind and inure to the benefit of their respective successors, permitted assigns, heirs and personal representatives.

16.  Termination. This Warrant shall terminate at 5:00 p.m., Eastern Time, on the Expiration Date or upon such earlier date on which all of this Warrant has been exercised (the “Termination Date”).

17.  Notices. All notices and other communications from the Company to the Holder of this Warrant shall be deemed delivered if mailed by first class, registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Holder. All notices from the Holder of this Warrant to the Company shall be made in writing by the Holder to the Company at its Principal Office and shall be deemed delivered upon receipt.

18.  Change; Modifications; Waiver. No terms of this Warrant may be amended, waived or modified except by the express written consent of the Company and the Holder.

19.  Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

20.  Governing Law, Etc. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Warrant, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable and documented legal fees and expenses.

WARRANT SIGNATURE PAGE

Dated: August __, 2007

WHERIFY WIRELESS, INC.

By:
Name: Vincent Sheeran Title: Chief Executive Officer

Warrant #BW-2
Issued to Laidlaw & Company (UK) Ltd.
For 3,000,000 Shares

EXHIBIT A

SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases _______ shares of the Common Stock of Wherify Wireless, Inc., purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

Dated: ________________________

(Signature of Registered Owner)

(Street Address)

(City / State / Zip Code)

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	Number of Shares

and does hereby irrevocably constitute and appoint __________________________ Attorney to make such transfer on the books of Wherify Wireless Inc., maintained for the purpose, with full power of substitution in the premises.

Dated: ________________________

(Signature)

(Witness)

The undersigned Assignee of the Warrant hereby makes to Wherify Wireless, Inc., as of the date hereof, with respect to the Assignee, all of the representations and warranties made by the Holder, and the undersigned Assignee agrees to be bound by all the terms and conditions of the Warrant and Wherify Wireless, Inc. Registration Rights Agreement, dated the date of this Warrant, by and between Wherify Wireless, Inc. and the Holder.

Dated: ________________________

(Signature)